SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2001

ASIA SUPERNET CORPORATION
(Exact name of registrant as specified in its charter)

                                                                      Colorado                                                         000-7619                                                                                 93-0636333
                                                 (State or other jurisdiction                                  (Commission File Number)                                                 (IRS Employer Identification No.)
                                                  of incorporation)

1888 Sherman Street, Suite 500, Denver, CO 80203
(Address of principal executive offices, including zip code);

Registrant’s telephone number, including area code:   (303) 894-7971

Item 4. Change in Registrant’s Certifying Accountant

The Board of Directors of the Registrant approved the engagement of William D. Lindberg, Certified Public Accountant on June 21, 2001 to serve as the Registrant’s independent public auditor and to conduct the audit of the Company’s financial statements for the fiscal year ended December 31, 2000. The decision to change the certifying accountant was made by the Board of Directors of the Registrant.

William D. Lindberg performed review services on the Company’s financial statements for the amended Forms 10Q for the quarters ended March 31, 2000, June 30, 2000 and September 30, 2000.

During the Company’s two most recent fiscal years and subsequent interim period up to the date of the engagement of William D. Lindberg, the Company did not consult with William D Lindberg with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements.

The audit reports provided by Deloitte Touche Tohmatsu for the fiscal years ended December 31, 1998 and 1999 did not contain any adverse opinion or disclaimer of opinion. There was no modification as to audit scope or accounting principles. However, the audit reports provided by Deloitte Touche Tohmatsu for those years did include a fourth paragraph which stated that there was substantial doubt as to the Company’s ability to continue as a going concern.

Upon appointment of William D. Lindberg, the Registrant authorized the former accountants to respond fully to any inquiries of the successor accountant.

There have not been disagreements between the registrant and Deloitte Touche Tohmatsu on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure for the fiscal years ended December 31, 1998 and 1999 or for any subsequent interim period up to the date of the change of the independent public auditor. Deloitte Touche Tohmatsu was not engaged to perform an audit of the Company’s financial statements for the year ended December 31, 2000 nor did they complete a review with respect to the Company’s financial statements for any interim period subsequent to December 31, 1999.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

c. Exhibits

          16. Letter from Deloitte Touche Tohmatsu to SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2001                                                                          ASIA SUPERNET CORPORATION

                                                                                                                        By: /s/ Robert H. Trapp
                                                                                                                                  Robert H. Trapp
                                                                                                                                  Director